UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                   ----------

        Date of Report (Date of earliest event reported): April 22, 2009


                          PEOPLES BANCORPORATION, INC.


Incorporated under the      Commission File No. 000-20616       I.R.S. Employer
laws of South Carolina                                        Identification No.
                                                                  57-0951843

                              1818 East Main Street
                          Easley, South Carolina 29640

                            Telephone: (864) 859-2265

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

         On April 24, 2009, Peoples Bancorporation, Inc. (the "Registrant") entered into a Letter Agreement (the "Purchase Agreement") with the United States Department of the Treasury (the "Treasury Department"), pursuant to which the Registrant agreed to sell to the Treasury Department 12,660 shares of the Registrant's Fixed Rate Cumulative Perpetual Preferred Stock, Series T (the "Series T Preferred Stock"), having a liquidation amount per share equal to $1,000, for a total price of $12,660,000. The Series T Preferred Stock pays cumulative dividends at a rate of 5% per year for the first five years and thereafter at a rate of 9% per year. The Registrant may, at its option and with the approval of the appropriate federal banking agency, redeem the Series T Preferred Stock at par value plus accrued and unpaid dividends. The Series T Preferred Stock is generally non-voting. Prior to April 24, 2012, unless the Registrant has redeemed the Series T Preferred Stock or the Treasury Department has transferred the Series T Preferred Stock to a third party, the consent of the Treasury Department will be required for the Registrant to increase its common stock dividend or repurchase its common stock or other equity or capital securities, other than in connection with benefit plans consistent with past practice and certain other circumstances specified in the Purchase Agreement. A consequence of the Series T Preferred Stock purchase includes certain restrictions on executive compensation that could limit the tax deductibility of compensation the Registrant pays to executive management. The Purchase Agreement is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

         As part of its purchase of the Series T Preferred Stock, the Treasury Department received a warrant (the "Warrant") to purchase 633.00633 shares of the Registrant's Fixed Rate Cumulative Perpetual Preferred Stock, Series W (the "Series W Preferred Stock") at a per share exercise price of $0.01. The Warrant was exercised by the Treasury Department on April 24, 2009 with a cashless exercise and 633 shares of Series W Preferred Stock were issued to the Treasury Department and the Warrant was cancelled. The Warrant is attached as Exhibit 4.3 hereto and is incorporated herein by reference.

         The terms of the Series W Preferred Stock are nearly identical to the terms of the Series T Preferred Stock except that the Series W Preferred Stock pays cumulative dividends at a rate of 9% per year and may not be redeemed while shares of the Series T Preferred Stock are outstanding.

         Both the Series T Preferred Stock and the Series W Preferred Stock will be accounted for as components of Tier 1 capital.

         The Series T Preferred Stock, the Series W Preferred Stock and the Warrant were issued in a private placement exempt from registration pursuant to
Section 4(2) of the Securities Act of 1933, as amended. The Registrant has agreed to register the Series T Preferred Stock and the Series W Preferred Stock upon the request of the Treasury Department.

Item 3.02. Unregistered Sales of Equity Securities.

         The information set forth under "Item 1.01 Entry into a Material Definitive Agreement" is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

         Prior to April 24, 2012, unless the Registrant has redeemed the Series T Preferred Stock and the Series W Preferred Stock or the Treasury Department has transferred the Series T Preferred Stock and the Series W Preferred Stock to a third party, the consent of the Treasury Department will be required for the Registrant to (1) declare or pay any dividend or make any distribution on its common stock or (2) redeem, purchase or acquire any shares of its common stock or other equity or capital securities, other than in connection with benefit plans consistent with past practice and certain other circumstances specified in the Purchase Agreement.

         In addition, under the Articles of Amendment described in Item 5.03, the Registrant's ability to declare or pay dividends or repurchase its common stock or other equity or capital securities will be subject to restrictions in the event that it fails to declare and pay (or set aside for payment) full dividends on the Series T Preferred Stock and the Series W Preferred Stock.

Item 5.02. Departure  of Directors or Certain Officers;  Election of  Directors;
           Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

         Under the terms of the Purchase Agreement, the Registrant became subject to the executive compensation and corporate governance requirements of
Section 111 of the Emergency Economic Stabilization Act of 2008 ("EESA") as implemented by any guidance or regulation under Section 111 of the EESA that has been issued and is in effect as of the date of issuance of the Series T Preferred Stock and the Warrant. The applicable executive compensation requirements apply to the compensation of the Registrant's senior executive officers (the "SEOs"), as defined pursuant to the EESA. As of April 24, 2009, the SEOs waived their rights under existing compensation agreements and arrangements , among other things, to limit such senior executive officers' compensation so as not to exceed the amounts allowable under Section 111 of the EESA and applicable rules and regulations, and to provide that to the extent required by the Treasury Department or the EESA and applicable rules and regulations, any bonus or incentive compensation paid to the executive will be subject to recovery by the Registrant if the payments were based on statements of earnings, gains or other criteria that are later proven to be materially inaccurate. Each of these requirements applies during the period that the Treasury Department owns any securities acquired under the Purchase Agreement and within the meaning of Section 111 of the EESA. Additionally, during such period the waivers eliminate any payments that would constitute "golden parachute payments" under Section 111 of the EESA.

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

         On April 22, 2009, the Registrant filed with the South Carolina Secretary of State Articles of Amendment (the "Articles of Amendment") for the purpose of amending its Articles of Incorporation to fix the preferences, limitations and relative rights of the Series T Preferred Stock and the Series W Preferred Stock.

         The Articles of Amendment for the Series T Preferred Stock and the Series W Preferred Stock is attached hereto as Exhibit 4.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.                     Description of Exhibit
-----------                     ----------------------

4.1 Articles of Amendment for Series T Preferred Stock and Series W Preferred Stock

4.2(a)    Form of Certificate for the Series T Preferred Stock


4.2(b)    Form of Certificate for the Series W Preferred Stock

4.3       Warrant for Purchase of Shares of Series W Preferred Stock

10.1      Letter   Agreement,   dated  April 24,  2009,   between   Peoples
          Bancorporation, Inc., and the United States Department of the Treasury with respect to the issuance and sale of the Series T Preferred Stock and the Warrant

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                 PEOPLES BANCORPORATION, INC.
                                 (Registrant)



Date: April 28, 2009           By: /s/ Robert E. Dye, Jr.
                                    --------------------------------------------
                                    Robert E. Dye, Jr.
                                    Senior Vice President (Principal Financial
                                    and Principal Accounting Officer)

                                  EXHIBIT INDEX

Exhibit No.                     Description of Exhibit
-----------                     ----------------------

4.1 Articles of Amendment for Series T Preferred Stock and Series W Preferred Stock

4.2(a)    Form of Certificate for the Series T Preferred Stock


4.2(b)    Form of Certificate for the Series W Preferred Stock

4.3       Warrant for Purchase of Shares of Series W Preferred Stock

10.1      Letter   Agreement,   dated  April 24,  2009,   between   Peoples
          Bancorporation, Inc., and the United States Department of the Treasury with respect to the issuance and sale of the Series T Preferred Stock and the Warrant









peoples8k4-22.txt